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EXHIBIT 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, I, John Chapple, President, Chief Executive Officer and Chairman of the Board, certify that:

1.
I have read this annual report on Form 10-K of Nextel Partners, Inc.;

2.
To my knowledge, this report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

3.
To my knowledge, the information in this report fairly presents, in all material respects, the financial condition and results of operations as of December 31, 2002.

Date: March 27, 2003

/s/ JOHN CHAPPLE John Chapple President, Chief Executive Officer and Chairman of the Board

A signed original of this written statement required by Section 906 has been provided to Nextel Partners, Inc. and will be retained by Nextel Partners, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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  EXHIBIT 99.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002